Vessel, net	12 Months Ended
Sep. 30, 2018
Vessel, net [Abstract]
Vessel, net
5.	Vessel, net:

On February 21, 2017, the Company took delivery of Magic P for a total cost of $7.5 million. Management reviews the carrying amount of the vessel to determine if events have occurred that would suggest the carrying value of the vessel is not recoverable. As of September 30, 2017 and 2018, there were no indications that the carrying value of the vessel is not recoverable.

Vessel, net is analysed as follows:
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 13, 2016	$-	$-	$-
- Vessel acquired	7,549,281		7,549,281
- Depreciation for the period	-	(182,346)	(182,346)
Balance, September 30, 2017	7,549,281	(182,346)	7,366,935
- Depreciation for the year	-	(296,531)	(296,531)
Balance, September 30, 2018	7,549,281	(478,877)	7,070,404